Supplement dated August 15, 2022 to the Statutory Prospectus, Updating Summary Prospectus, and Initial Summary Prospectus dated May 1, 2022 for the Pacific Advisory Variable Annuity contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus (the “Prospectus”) for your Contract, as supplemented. All information on your Prospectus dated May 1, 2022, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at PacificLife.com/Prospectuses. Please retain it for future reference.

The following fund information in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section will be deleted and replaced with the following:

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Mid Cap Value Fund Class I; American Century Investment Management, Inc.	0.85%	23.20%	9.41%	12.82%

Form No. PAVASUP0822